SECTION 32.0

                           SECTION 1350 CERTIFICATIONS

      In connection with the Quarterly Report of First Bancorp of Indiana, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss.1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                          /s/ Harold Duncan
                                          --------------------------------------
                                          Harold Duncan
                                          President and Chief Executive Officer


                                          /s/ George J. Smith
                                          --------------------------------------
                                          George J. Smith
                                          Treasurer


Dated: February 12, 2004